© 2015 Tesoro Corporation. All Rights Reserved. Driving Distinctive Growth March 2016 Exhibit 99.1

Tesoro Logistics 2 Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: • the ability to maintain and benefit from our competitive advantages; • the benefits of Tesoro Corporation’s (together with its subsidiaries and affiliates, “Tesoro”) strategy on our business and growth prospects; • execution of our strategy and vision, including organic investments for growth and expansion projects, acquisition opportunities and commercial opportunities; • our ability to improve operational efficiency and maximize asset utilization; • EBITDA estimates, growth and targets for Tesoro Logistics LP and various portions of our businesses (including the EBITDA contribution from organic investments) and the relative contribution of those businesses; • the timing, amount of, and benefits from potential investments and capital expenditures, estimated internal rates of return; • timing, benefits and costs of any third-party acquisitions or opportunities to acquire drop down assets from Tesoro, including assets related to Tesoro’s recently announced acquisitions in Alaska and the Bakken; • changes to our market share and our ability to capture new demand, including capturing integrated crude oil and natural gas opportunities; •our ability to expand and enhance our capabilities in the Bakken and Rockies regions, and the costs and benefits from any expansion; • expectations regarding volume commitments from Tesoro and third-parties, how those commitments may change over time, and our ability to increase or diversify our revenue from third-parties; and • the potential, timing, costs and benefits of expanding our business into new geographies; and • other aspects of future performance. We have used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “should”, “will” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA, each of which is a non-GAAP financial measure, throughout the presentation. Please see the Appendix for the definition and reconciliation of these EBITDA estimates.

Tesoro Logistics 3 Tesoro Logistics’ Competitive Advantage • Leading provider of logistics services to oil and gas producers and refining and marketing companies in strategic footprint • Tesoro’s strategy supports integration and drives high growth • Clear path to reach $1 billion of EBITDA by 2017 • Pursuing acquisitions that fit integrated business model in proximity to strategic footprint

Tesoro Logistics 4 Key Metrics Crude oil, refined product and natural gas pipelines 3,500+ miles Natural gas throughput capacity 2,900+ MMcf/d Natural gas inlet processing capacity 1,400+ MMcf/d Crude oil gathering pipeline throughput 200+ MBD Marketing terminal capacity 1,005+ MBD Marine terminal capacity 795 MBD Rail terminal capacity 50 MBD Dedicated storage capacity 15,000+ MBBLS Mandan, ND Los Angeles, CA Martinez, CA Kenai, AK Salt Lake City, UT Anacortes, WA Asset Portfolio Provides Unique Platform for Growth

Tesoro Logistics 5 Track Record of Robust Value Creation EBITDA growth of 1,414%; distribution growth of 131% 1.35 3.12 2Q1 1 2Q1 2 2Q1 3 2Q1 4 2Q1 5 Distributions Per LP Unit ($ annualized) 2011 EBITDA $42 Million 2015 Adjusted EBITDA $636 Million Natural Gas Gathering & Processing Terminalling & Transportation Crude Oil Gathering Terminalling & Transportation IPO Natural Gas Gathering & Processing Crude Oil Gathering Terminalling & Transportation

Tesoro Logistics 6 Strategic Framework to Drive Growth Focus on Stable, Fee-Based Business • Provide full-service logistics offering • Minimal commodity price exposure Optimize Existing Asset Base • Enhance operational efficiency and maximize asset utilization • Capture Tesoro volumes moving through non-TLLP assets • Expand third party business Pursue Organic Expansion Opportunities • Focus on low-risk, accretive growth projects • Invest to support Tesoro value chain optimization • Enhance and strengthen existing logistics system Grow through Strategic Acquisitions • Attractive opportunities in geographic footprint • Partner in Tesoro’s strategic growth • Capture full value of Tesoro’s logistics assets

Tesoro Logistics 7 Gathering and Processing Growth Projects Bakken • Expand High Plains Pipeline in Bakken core to meet producer demand • New gathering projects supported by minimum volume commitments • Increase storage at Bakken Area Storage Hub (BASH) Rockies • Walker Hollow compression project supports Uinta deep gas drilling and brings new committed volumes to system

Tesoro Logistics 8 Terminalling and Transportation Growth Projects Terminalling: • Capture growth from expansion of Mandan, Stockton, Pasco and Anacortes product terminals • Salt Lake City rail access and services expansion • Crude storage expansion in Southern California Transportation Pipelines: • Los Angeles Refinery Interconnect Pipeline system • Expand Northwest Product System capacity and services • Biofuel services

Tesoro Logistics 9 Future Drop Downs to Capture Additional Value 9 Growing inventory of drop downs drives $500 - $800 million of new growth • Marine terminals • Crude oil pipelines • Refinery tank terminals • Rail terminals • Petroleum coke handling • Refined products distribution terminals • Refined products pipelines • Rail and truck unloading terminals • Wholesale distribution system $350 - $550 million of Earnings from Existing Assets $150 - $250 million of Earnings from New Business Investments • Bakken pipeline & rail • Mixed xylenes logistics infrastructure • Vancouver Energy • Distribution expansion in support of Marketing growth • Alaska logistics

Tesoro Logistics 10 Strategic Approach to Acquisitions • Pursuing opportunities that provide Tesoro access to advantaged feedstocks and new markets • Principally focused on Tesoro’s strategic footprint • Expanding acquisition horizon to include adjacent geographies • Participating in Tesoro-driven acquisitions that include embedded logistics assets • Continuing to reduce Tesoro’s third party logistics costs • Continuing to diversify revenue from third parties

Tesoro Logistics 11 New Alaska Marketing and Logistics Business • Tesoro’s acquisition of wholesale marketing and logistics business in Anchorage and Fairbanks − Integrates with existing TLLP facilities − Includes over 600 MBD of storage, truck racks, rail loading capabilities • Enhances ability to economically serve customers in interior market • More than 10,000 barrels per day of additional wholesale marketing volume • Expect Tesoro to negotiate drop down to TLLP in 2016 along with other existing Alaska assets • Tesoro acquisition expected to close first half of 2016 Fairbanks Anchorage

Tesoro Logistics 12 Acquisition of Great Northern Midstream • Tesoro acquired Bakken crude oil gathering and transportation pipelines, storage and rail loading terminal • Provides Tesoro West Coast facilities with cost-effective access to advantaged crude • Integrates with TLLP assets, creating enhanced delivery options for producers • Expect Tesoro to offer drop down to TLLP late 2016 after restructuring Canada North Dakota Montana BASH Facility Tesoro High Plains Pipeline BakkenLink Pipeline Bakken Core Area Fryburg Rail Terminal

Tesoro Logistics 13 Continuing to Drive Unitholder Value 13 Well-Positioned Assets Attractive, Visible Growth Opportunities Experienced Management Team Strong Sponsorship Stable, Fee-Based Cash Flow

© 2015 Tesoro Corporation. All Rights Reserved. Appendix

Tesoro Logistics 15 TLLP Market Fundamentals 0 50 100 150 200 250 0 500 1,000 1,500 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14 Jul-14 Jan-15 Jul-15 R ig C o u n t / C o m p le tio n O il P ro d u ctio n ( M B D ) North Dakota Production Activity Oil Production (mbpd) Rig Count Well Completions Source: North Dakota Department of Mineral Rights Source: Department of Energy Weekly Report Source: Department of Energy Weekly Report 0 5 10 15 20 Jan 14 Apr 14 Jul 14 Oct 14 Jan 15 Apr 15 Jul 15 Oct 15 Jan 16 5.0 5.5 6.0 6.5 7.0 R ig C o u n t Gas P ro d u ctio n B CF /D ay Rocky Mountain Rig Count & Production (Gas) WY & UT Natural Gas Production Green River Basin Uinta Basin Vermillion Basin Source: EIA Gross Natural Gas Production; Baker Hughes Rotary Rig Count 65 75 85 95 Jan Mar May Jul Sep Nov PADD5 Operable Utilization (%) 5 Yr Range 2016 2015 5 Yr Avg. 1,300 1,400 1,500 1,600 1,700 Jan Mar May Jul Sep Nov PADD5 Gasoline Demand (MBD) 5 Yr Range 2016 2015 5 Yr Avg.

Tesoro Logistics 16 2015 Key Customer Overview Tesoro 55% Not Rated 10% High Yield 17% Investment Grade 18% Total Revenue Breakdown Nearly 75% of customers are either Tesoro or have Investment Grade credit ratings Note: Customer credit rating are S&P credit ratings as of 2/24/16

Tesoro Logistics 17 Non-GAAP Financial Measures 1) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation 2) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range (In millions) Unaudited Tesoro Logistics LP EBITDA(1) Reconciliation 2011 Net earnings $ 26 Add loss attributable to Predecessor 8 Add interest and financing costs, net 2 Add depreciation and amortization expense 6 EBITDA $ 42 (In millions) Unaudited Tesoro Logistics LP Adjusted EBITDA(1) 2015 Net earnings $ 275 Add loss attributable to Predecessor 17 Add income tax expense 1 Add interest and financing costs, net 150 Add acquisition costs included in general and administrative expenses 2 Add billing of deficiency payments 13 Add depreciation and amortization expense 178 Adjusted EBITDA $ 636 (In millions) Unaudited Tesoro Logistics LP Distinctive Growth Strategy Annual Projected EBITDA(1) 2017E Consolidated Total Projected net earnings $ 547 Add interest and financing costs, net 226 Add depreciation and amortization expense 237 Projected EBITDA (2) $ 1,010

Commercial Agreements with Tesoro

	Initation Date	Term	Renewals	Fixed Minimum Volume Commitment	Tarrif/Fee Escalators	Termination Provisions: Refinery Shutdown	Termination Provisions: Force Majeure
Transportation Services Agreement (High Plains System)	Apr-11	10 Years	2 x 5 Years	49 mbpd	FERC Index	12 Month notice [2]	Tesoro Logistics can declare (unilateral)
Second Amended and Restated Trucking Transporation Services Agreement (High Plains System)	Apr-11	5 Years [1]	1 x 5 Years	32 mbpd	Market Comp		
Second Amended and Restated Master Terminalling Services Agreement	Apr-11	10 Years	2 x 5 Years	108 mbpd	CPI		
Salt Lake City Storage Agreement	Apr-11	10 Years	2 x 5 Years	878,000 bbls	CPI		
Amended Salt Lake City Transporation Agreement	Apr-11	10 Years	2 x 5 Years	250 mbpd	CPI		
Amorco Terminal Use and Throughput Agreement (Martinez Marine)	Apr-12	10 Years	2 x 5 Years	65 mbpd	CPI		
Amended Anacortes Track Use and Throughput Agreement	Nov-12	10 Years	2 x 5 Years	40 mbpd	CPI	N/A	
Carson Storage Services Agreement	Jun-13	10 Years	2 x 5 Years	1,920,000 bbls	CPI		
Amended and Restated Master Terminalling Services Agreement - Southern California	Jun-13	10 Years	2 x 5 Years		CPI		
Terminalling Services	Jun-13	10 Years	2 x 5 Years	154 mbpd	CPI		
Dedicated Storage	Jun-13	10 Years	2 x 5 Years	2,927,143 bbls	CPI		
Long Beach Storage Services Agreement	Dec-13	10 Years	2 x 5 Years	1,995,197 bbls	CPI		
Carson Coke Handling Service Agreement	Dec-13	10 Years	2 x 5 Years	2,212 MTPD	CPI		
Amended and Restated Long Beach Berth Access Use and Throughput Agreement	Dec-13	10 Years	2 x 5 Years		CPI		
Long Beach Berth Throughput Agreement	Dec-13	10 Years	2 x 5 Years	295 mbpd	CPI		
Long Beach Pipeline Throughput Agreement	Dec-13	10 Years	2 x 5 Years	30 mbpd	CPI		
Amended Transportation Services Agreement (SoCal Pipelines)	Dec-13	10 Years	2 x 5 Years	525 mbpd	CPI		
Terminalling Services Agreement - Anacortes	Jul-14	10 Years	2 x 5 Years	8 mbpd	CPI		
Storage Services Agreement - Anacortes	Jul-14	10 Years	2 x 5 Years	1,542,000 bbls	CPI		
Terminalling Services Agreement - Martinez	Jul-14	10 Years	2 x 5 Years	25 mbpd	CPI		
Martinez Dedicated LPG Storage Agreement	Jul-14	10 Years	2 x 5 Years	10,908 bbls	CPI		
Terminalling Services Agreement - Nikiski	Jul-14	10 Years	2 x 5 Years	3 mbpd	CPI		
Tesoro Alaska Pipeline Throughput Agreement	Sep-14	10 Years	2 x 5 Years	29 mbpd Winter 33 mbpd Summer	RCA		
Carson II Storage Services Agreement	Nov-15	10 Years	2 x 5 Years	6,600,000 bbls	CPI		

1) Shorter term primarily reflects typical commercial arrangements
2) Fixed minimum volumes remain in effect during routine turnarounds

18 | Tesoro Logistics